                                                                    EXHIBIT 99.1

                        SECOND AMENDMENT AND FIFTH WAIVER

                        TO POSTPETITION CREDIT AGREEMENT

     This SECOND AMENDMENT AND FIFTH WAIVER, dated as of November 15, 2002 (this "Agreement"), refers to that certain Postpetition Credit Agreement, dated as of April 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the financial institutions from time to time party thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as a Lender, as Issuing Bank with respect to the Letters of Credit, and as agent for the Lenders and the Issuing Bank thereunder (the "Agent"), SPECIAL METALS CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("SMC"), A-1 WIRE TECH, INC., an Illinois corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Wire"), SPECIAL METALS DOMESTIC SALES CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Sales"), and HUNTINGTON ALLOYS CORPORATION, formerly known as Inco Alloys International, Inc., a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Alloys," and together with SMC, Wire and Sales, each a "Borrower" and collectively, the "Borrowers"). Capitalized terms used and not defined in this Agreement shall have the meanings given such terms in the Credit Agreement.

                                    RECITALS

     A. WHEREAS, the Borrowers have requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Agreement, to the amendments and waivers to the Credit Agreement and the Pledge and Security Agreement described below; and

     B. WHEREAS, the Lenders are willing to agree to such amendments and waiver, subject to the conditions and on the terms set forth herein.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:



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                                    ARTICLE I

                              AMENDMENT AND WAIVER

     SECTION 1.1. Amendment. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Borrowers set forth in this Agreement, the Lenders hereby agree that:

     (a) in subsection 1.1 of the Credit Agreement, the definition of the term "Revolver Termination Date" is amended by deleting the words "April 30, 2003" appearing therein and inserting in lieu thereof the words "May 31, 2003";

     (b) in subsection 1.1 of the Credit Agreement, the definition of the term "Consolidated Net Cash Flow" is amended by (i) deleting the words "'13-Week Cash Forecast' through June 28, 2002" appearing therein and inserting in lieu thereof the words "consolidated cash forecast worksheet included as a component or as part of the Budget" and (ii) inserting, after the words "of any Person that is not a Borrower on the Closing Date" in the last sentence of such definition, the words ", and any payment made by the Borrowers to the administrative agent under the Existing Credit Agreement as an adequate protection payment,";

     (c) subsection 1.1 of the Credit Agreement is amended to insert, as a new defined term in the appropriate alphabetical order, the term "'ORIGINAL BUDGET': as defined in the first sentence of subsection 6.1(c).";

     (d) in subsection 1.1 of the Credit Agreement, the definition of the term "DIP Loan Availability" is amended by deleting the figure "$10,000,000" for "Letter of Credit Availability" in the last row of the table included therein (such row titled "August 1, 2002 and thereafter") and inserting in lieu thereof the figure "$15,000,000";

     (e) subsection 4.1(A) of the Credit Agreement is amended by deleting the figure "$10,000,000," appearing therein and inserting in lieu thereof the figure "$15,000,000";

     (f) subsection 6.1(C) of the Credit Agreement is amended by (i) inserting the word "Original" after the open quotation mark and before the word "Budget" appearing in the first sentence of such subsection, (ii) inserting as a new second sentence of such subsection the words "The Borrower Representative has delivered to each Lender the budget dated as of September 28, 2002, as attached hereto as Exhibit Q (the "Budget")." (which budget is attached to this Agreement as Exhibit A) and (iii) deleting the word "The" appearing at the beginning of the final sentence of such subsection and inserting in lieu thereof the words "Each of the Original Budget and the";

     (g) subsection 6.2 of the Credit Agreement is amended by inserting the word "Original" before the word "Budget" appearing therein;

     (h) subsection 8.16(B) of the Credit Agreement (as such subsection was amended by that certain First Amendment and Second Waiver, dated as of July 26, 2002, among the Lenders and the Borrowers (the "First Amendment")) is amended by deleting the words "November 27, 2002" appearing therein and inserting in lieu thereof the words "January 10, 2003";

     (i) subsection 8.16(C) of the Credit Agreement (as such subsection was amended by the First Amendment) is amended by (i) deleting the words "January 17, 2003" appearing therein and inserting in lieu thereof the words "March 1, 2003"; (ii) deleting the words "April 1, 2003" appearing therein and inserting in lieu thereof the words "April 30, 2003"; and (iii) deleting the words "April 30, 2003" appearing therein and inserting in lieu thereof the words "May 31, 2003";



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     (j) subsection 9.1(A)(I) of the Credit Agreement is amended by (i) deleting the words "beginning on April 1, 2002 and" and (ii) deleting the table therein and inserting in lieu thereof the following table:
                                                             CONSOLIDATED
                     PERIOD                                    REVENUE
                     ------                                  ------------
           Two (2) months ending November 30, 2002           $75,536,000
         Three (3) months ending December 31, 2002          $119,274,000
           Four (4) months ending January 31, 2003          $167,272,000
          Five (5) months ending February 28, 2003          $214,747,000
              Six (6) months ending March 31, 2003          $265,289,000


     (k) subsection 9.1(A)(II) of the Credit Agreement is hereby deleted in its entirety;

     (l) subsection 9.1(B)(I) of the Credit Agreement is amended by (i) deleting the words "beginning on April 1, 2002 and" and (ii) deleting the table therein and inserting in lieu thereof the following table:
                                                             CONSOLIDATED
                PERIOD                                          EBITDA
                ------                                       ------------
            One (1) month ending October 31, 2002             ($3,446,000)
          Two (2) months ending November 30, 2002             ($1,303,000)
        Three (3) months ending December 31, 2002                 $48,000
          Four (4) months ending January 31, 2003                 $78,000
         Five (5) months ending February 28, 2003              $1,446,000
             Six (6) months ending March 31, 2003              $2,504,000

     (m) subsection 9.1(B)(II) of the Credit Agreement is hereby deleted in its entirety;

     (n) subsection 9.1(D) of the Credit Agreement is amended by deleting the table therein and inserting in lieu thereof the following table:

                                                         CAPITAL
                   PERIOD                              EXPENDITURES
                   ------                              ------------
        Three (3) months ending December 31, 2002       $4,200,000
             Six (6) months ending March 31, 2003       $6,700,000



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     (o) subsection 9.1(E)(I) of the Credit Agreement is amended by (i) deleting the words "beginning on April 1, 2002 and" and (ii) deleting the table therein and inserting in lieu thereof the following table:


                   PERIOD                            NET CASH FLOW
                   ------                           --------------
           One (1) month ending October 31, 2002      31,230,000
          One (1) month ending November 30, 2002      23,050,000
          One (1) month ending December 31, 2002      19,367,000
           One (1) month ending January 31, 2003       7,077,000
          One (1) month ending February 28, 2003      (1,462,000)
             One (1) month ending March 31, 2003     (12,584,000)


     (p) subsection 10.1(N) of the Credit Agreement is amended by inserting after the word "respectively" the words ", or Dennis Wanlass shall fail to be employed in his positions held as of November 13, 2002 with the Company"; and

                  (q) Schedule 3.1(E) to the Pledge and Security Agreement is amended to add under the column beginning "Special Metals Corporation" the words "Forged Metals, 10685 Beech Avenue, Fontana, CA 92337 (in a cost value amount of Inventory not to exceed $200,000 at any one time)", "Holmer Road, Hereford, HR4 9SL England (in a cost value amount of Inventory not to exceed $2,000,000 at any one time)" and "Het Nahum, Haifa, Israel (in a cost value amount of Inventory not to exceed $1,000,000 at any one time)."

     SECTION 1.2. Waiver. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Borrowers set forth in this Agreement, the Lenders hereby waive compliance by Borrowers with the requirements of subsection 8.9(C) of the Credit Agreement and subsection 3.1(H) and section 3.2 of the Pledge and Security Agreement only with respect to the change of Alloys' name from Inco Alloys International, Inc. to Huntington Alloys Corporation.

     SECTION 1.3. Perfection. Notwithstanding anything in the Credit Agreement or the Security Documents to the contrary, with respect to the Inventory located outside of the United States that is the subject of Section 1.1(q) of this Agreement, the Borrowers shall not be required to take any additional steps under the law of the United Kingdom or Israel, as applicable, to perfect the Lenders' security interest in such Inventory.

     SECTION 1.4. Weekly Reporting. The weekly reporting requirements specified in subsection 8.2(J) of the Credit Agreement shall not apply to the weeks ending November 29, 2002 and December 27, 2002.


                                   ARTICLE II
                              CONDITIONS PRECEDENT

     The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

     SECTION 2.1. Waiver. Each of the Agent and the Required Lenders shall have executed this Agreement and the Borrowers shall have delivered to the Agent duly executed counterparts of this Agreement.

     SECTION 2.2. Approval of the Bankruptcy Court. The Borrowers shall have delivered to the Agent a true and correct copy of the final order(s) entered by the Bankruptcy Court approving the payment of the Waiver Fee and the Adequate Protection Payment (each as defined below) by the Borrowers to the Agent on behalf of the Lenders.

     SECTION 2.3. Waiver Fee. The Borrowers shall have paid to the Agent a waiver fee (the "Waiver Fee") equal to 0.375% applied to sum of the aggregate
(a) outstanding Revolving Credit Loans, plus (b) Letters of Credit Outstanding, plus (c) Unused Revolving Credit Commitments of each Lender. Such fee (i) shall be received by the Agent ratably for account of, and shall be remitted by the Agent, to the Lenders and (ii) shall be fully earned and nonrefundable when paid.

     SECTION 2.4. Adequate Protection Payment. The Borrowers shall have paid to the administrative agent (the "Prepetition Agent") under the Existing Credit Agreement an adequate protection payment (the "Adequate Protection Payment") in the amount of $22,500,000. Such payment (i) shall be received by the Prepetition Agent and applied to repay the Deemed DIP Loans ratably for account of the lenders under the Existing Credit Agreement and (ii) shall be fully earned and nonrefundable when paid. The Adequate Protection Payment shall be deemed to have been used to repay Prepetition Indebtedness for purposes of the proviso to the first sentence of Section 5.1(b) of the Credit Agreement and shall therefore apply dollar-for-dollar against the $30,000,000 basket specified therein.

     SECTION 2.5. Representations and Warranties. Each Borrower shall have confirmed to the Agent, by the signature of a Responsible Officer of such Borrower below, that on and as of the date of this Agreement:

     (a) each of the representations and warranties made by the Borrowers or their Subsidiaries in or pursuant to the Loan Documents is true and correct in all material respects (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date);

     (b) other than the Event of Default that is the subject of this Agreement, no Default or Event of Default has occurred and is continuing; and

     (c) none of the Bankruptcy Cases has been dismissed or converted to Chapter 7 of the Bankruptcy Code, no Person has filed an application for an order dismissing any Borrower's Bankruptcy Case or converting any Borrower's Bankruptcy Case to a case under Chapter 7 of the Bankruptcy Code, and no trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code or responsible officer or examiner with powers beyond the duty to investigate and report, as set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code has been appointed in any of the Bankruptcy Cases. No application has been filed by any Borrower for the approval of any other superpriority administrative claim in any Bankruptcy Case which is pari passu with or senior to the claims of the Agent and/or any Lender against the Borrowers (and, other than the Carve-Out, no such claim or lien has arisen) and the Final Order is in full force and effect and has not been stayed, modified, amended, reversed, rescinded or vacated.



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                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION 3.1. Execution of this Agreement. This Agreement is executed and shall be construed as the Second Amendment and Fifth Waiver to the Postpetition Credit Agreement, and, as provided in the Credit Agreement, this Agreement forms a part thereof and is a Loan Document.

     SECTION 3.2. No Amendment and Waiver. This Agreement shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. The execution, delivery and performance by the parties hereto of this Agreement shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising, except as expressly set forth herein. Except as specifically modified pursuant to the terms of this Agreement, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Agent and the Lenders under the Credit Agreement and the other Loan Documents.

     SECTION 3.3. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Upon the effectiveness of this Agreement as set forth in Article II hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with subsection 12.6 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 3.4. Ratification. Subject to the waiver provided hereby, the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     SECTION 3.5. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 3.6. Expenses. The Borrowers agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     SECTION 3.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF THAT WOULD DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, ALL TO THE EXTENT NOT PREEMPTED BY THE FEDERAL BANKRUPTCY LAWS OF THE UNITED STATES; PROVIDED, THAT THE LENDERS AND AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     SECTION 3.8. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                    SPECIAL METALS CORPORATION,
                    a Delaware corporation, as debtor and debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases

                    By:    /s/ Dennis L. Wanlass
                           ---------------------
                           Name:  Dennis L. Wanlass
                           Title:  Vice President

                    A-1 WIRE TECH, INC.,
                    an Illinois corporation, as debtor and debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases

                    By:    /s/ Dennis L. Wanlass
                           ----------------------
                         Name:  Dennis L. Wanlass
                         Title: Vice President of SMC 100% Owner

                    SPECIAL METALS DOMESTIC SALES CORPORATION, a Delaware corporation, as debtor and debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases

                    By:    /s/ Dennis L. Wanlass
                           ----------------------
                           Name:  Dennis L. Wanlass
                           Title: Vice President of SMC 100% Owner




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                    HUNTINGTON ALLOYS CORPORATION, (F/K/A INCO ALLOYS
                    INTERNATIONAL, INC.),
                    a Delaware corporation, as debtor and debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases

                    By:    /s/ Dennis L. Wanlass
                           ---------------------
                           Name:  Dennis L. Wanlass
                           Title: Vice President

                    CREDIT LYONNAIS NEW YORK BRANCH,
                    as Agent, as a Lender and as Issuing Bank

                    By:    /s/ John-Charles van Essche
                           ---------------------------
                    Name:  John-Charles van Essche
                    Title:  Vice President

                    MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

                    By:     /s/ Michael P. Wallace
                            ----------------------
                            Name:  Michael P. Wallace

                            Title: Administrative Vice President

                    THE BANK OF NOVA SCOTIA,
                    as Lender

                    By:    /s/ Ron Dooley
                           -----------------
                           Name:  Ron Dooley
                           Title: Director

                    GENERAL ELECTRIC CAPITAL CORPORATION,
                    as Lender

                    By:     /s/ Robert M. Kadlick
                            ---------------------
                            Name:  Robert M. Kadlick
                            Title: Duly Authorized Signature



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